Exhibit 10.5

Certain confidential information contained in this document, marked by brackets and asterisk, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K, because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

SECOND AMENDMENT TO THE

RESEARCH AND LICENSE AGREEMENT

This Second Amendment to the Research and License Agreement (“Second Amendment”) is : made as of January 12, 2022 (the “Second Amendment Effective Date”), by and between

YISSUM RESEARCH DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM, LTD., of Hi Tech Park, Edmond J. Safra Campus, Givat Ram, Jerusalem 91390, Israel (“Yissum”) of the first part; and

INNOCAN PHARMA LTD., of 10 Hamenofim Street, Herzelia, Israel (the “Company”), of the second part;

(each of Yissum and the Company, a “Party”, and collectively the “Parties”)

WHEREAS:	the Parties signed a Research and License Agreement, on January 21, 2020, as amended on August 15, 2021 (collectively, the “License Agreement”);

WHEREAS:	The Company wishes to fund additional research to be performed by Prof. Merav Shamir (“Prof. Shamir”) relating to liposomal CBD as an (*******) (the “Additional Research”);

WHEREAS:	the Parties wish to the amend certain sections of the License Agreement with respect to the Research, all as specified herein.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.	Interpretation and Definitions

1.1.	The preamble and annexes of this Second Amendment constitute an integral part thereof and shall be read jointly with its terms and conditions.

1.2.	Capitalized terms used but not defined herein shall, unless otherwise indicated, have the meaning ascribed to such terms in the License Agreement.

1.3.	In this Second Amendment, unless otherwise required or indicated by the context, the singular shall include the plural and vice-versa, the masculine gender shall include all other genders.

1.4.	The headings of the Sections in this Second Amendment are for the sake of convenience only and shall not serve in the interpretation of this Second Amendment.

2.	Beginning as of the Second Amendment Effective Date and for a period of 6 months (“Additional Research Period”), Prof. Shamir shall conduct the Additional Research in accordance with a new research program and research budget, attached hereto as Appendix A, which shall supplement the previous Research Program (Appendix B to the License Agreement).

3.	In consideration for the performance by Prof. Shamir of the Additional Research, the Company shall pay Yissum an additional research fee of 313,740 NIS (three hundred and thirteen thousand and seven hundred and forty New Israeli Shekels) (inclusive of overhead), plus VAT in accordance with law, payable in two installments as follows: (i) 50% (fifty percent) upon the Second Amendment Effective Date; and (i) 50% (fifty percent) on the earlier of either (a) after recruiting (*******) dogs or (b) (*******) months from the beginning of the Additional Research.

4.	The Researcher, in her sole discretion, may terminate the Additional Research immediately in the event the Researcher discovers that the administration of the drug is harmful to the health of the dogs. In such an event, she may dedicate the balance of the Research Fee to the treatment of those dogs that have been harmed.

5.	Except as specifically provided in and required by this Second Amendment, the terms and conditions of the Agreement shall remain in full force and effect. In the event of a contradiction between the provisions of this Second Amendment and the provisions of the Agreement, the provisions of this Second Amendment shall prevail.

IN WITNESS THE HANDS OF THE PARTIES:

YISSUM		THE COMPANY

By:	/s/ Keren-Or Amar	By:	/s/ Iris Bincovich
Name	Dr. Keren-Or Amar	Name	Iris Bincovich
Title:	VPBD	Title:	CEO
Date:	January 12, 2022	Date:	January 12, 2022

By:	/s/ Dr. Itzik Goldwaser
Name:	Dr. Itzik Goldwaser
Title:	CEO
Date:	January 12, 2022

I the undersigned, Prof. Merav Shamir, have reviewed, am familiar with and agree to all of the above terms and conditions. I hereby confirm that I have received all permissions and approvals necessary for me to perform the Research and undertake to fully cooperate with Yissum in order to ensure its ability to fulfill its obligations hereunder, as set forth herein.

/s/ Merav Shamir	January 12, 2022
Prof. Merav Shamir	Date signed

I the undersigned, Prof. Yechezkel Barenholz, have reviewed, am familiar with and agree to all of the above terms and conditions. I hereby confirm that I have received all permissions and approvals necessary for me to perform the Research and undertake to fully cooperate with Yissum in order to ensure its ability to fulfill its obligations hereunder, as set forth herein.

/s/ Yechezkel Barenholz	January 12, 2022
Prof. Yechezkel Barenholz	Date signed

APPENDIX A

Budget for liposomal CBD as an (*******) drug - (*******) dogs - (*******) study

Category		Per dog (NIS)	Per (*******) dogs (NIS)
:Personnel

1.	Principal investigator - Prof. Merav Shamir (*******)	-	-
2.	Co-investigator #1 (*******)	-	-
3.	Co-investigator #2 (*******)	-	-
4.	PHD Student -Yael Shilo.	-	-
5.	Technical support - Veterinary Tech. payment calculated per dog (recruiting dogs, repeated blood collection, collecting, (*******)	- (*******)	- (*******) - initiation study
Total Salaries & Wages

Supplies, Reagents, Equipment, Travel & Other Expenses:

1.	Zymography for (*******)
2.	(*******) drug blood concentration (*******)	(*******)	(*******)
3.	(*******)*		-
4.	blood work (*******)	(*******)	(*******)
5.	serum concentration of CBD (*******)	(*******)	(*******)
Total Supplies, Equipment, Travel & Other Expenses		(*******)	(*******)
		(*******)	(*******)
Animal Use & Care:

1.	Hospitalization + supportive treatment (*******)	(*******)	(*******)
2.	CBD medication
3.	Treating adverse effects (*******) - ICU hospitalization (*******)	(*******) (If needed)	(*******)
Total Animal Care

Subtotal of All Categories		(*******) IS	(*******)
Subtotal with salary 50% technician		(*******)	(*******)
Overhead (*******)		(*******)	(*******)
Grand Total needed for crossover study on (*******) dogs to be completed within six months		(*******) NIS	332,640 NIS

●	The increase in the budget us due to change in study plan. The CBD will not be injected just once but four times to allow (*******) months of possible (*******) control to be compared to the four months before the (*******) efficacy.
●	If you chose to go back to the previous budget it will be for a duration of study of (*******) only.
●	The payment for blood work will only be due if such were performed.

Please note that no quote was given to expert time and advice, hospital visits, (*******) by a (*******) during follow-up visits and more.